                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                     Case No.: 399-02649 THROUGH 399-02680
                                                     ---------------------------
     SERVICE MERCHANDISE COMPANY, INC.     Judge:    PAINE
     ---------------------------------               ---------------------------
                                           Chapter 11

Debtor(s)

              MONTHLY OPERATING REPORT FOR PERIOD ENDING     October 27, 2002
                                                          ----------------------
              COMES NOW,              SERVICE MERCHANDISE COMPANY, INC.
                           -----------------------------------------------------

        Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing September 30, 2002 and ending October 27, 2002 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                    X    Monthly Reporting Questionnaire (Attachment 1)
                  ------
                    X    Comparative Balance Sheets (Forms OPR-1 & OPR-2)
                  ------
                   N/A   Summary of Accounts Receivable (Form OPR-3)
                  ------
                    X    Schedule of Postpetition Liabilities (Form OPR-4)
                  ------
                    X    Statement of Income (Loss) (Form OPR-5)
                  ------

        I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

        On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

        The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

        This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U. S. Trustee.


        Date: 11/18/02     DEBTOR-IN-POSSESSION
              --------

                           By: /s/ Michael E. Hogrefe
                               -------------------------------------------------------------------
                           Name and Title:  MICHAEL E. HOGREFE, SR. VP AND CHIEF FINANCIAL OFFICER
                                            ------------------------------------------------------
                           Address:         7100 SERVICE MERCHANDISE DRIVE
                                            ------------------------------------------------------
                                            BRENTWOOD, TENNESSEE 37027
                                            ------------------------------------------------------
                           Telephone No:    (615) 660-3340
                                            ------------------------------------------------------

        Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: SEPTEMBER 30, 2002 THROUGH OCTOBER 27, 2002

1. Payroll

                                                                                        WAGES                         TAXES
    OFFICERS                                 TITLE                               GROSS          NET             DUE          PAID
-----------------------------------------------------------------------------------------------------------------------------------
C. STEVEN MOORE       SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,     $27,693.91    $19,022.92      $2,049.91    $6,369.72
                      GENERAL COUNSEL AND SECRETARY

MICHAEL E. HOGREFE    SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER        $23,847.83    $16,586.26      $1,697.58    $5,312.63






Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: SEPTEMBER 30, 2002 THROUGH OCTOBER 27, 2002

2.  INSURANCE

                                                               COVERAGE         POLICY      EXPIRATION    PREMIUM      DATE COVERAGE
TYPE                            NAME OF CARRIER                 AMOUNT          NUMBER         DATE        AMOUNT       PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                        Fireman's Fund Insurance Co   $5 Million     01MXI9761300    12/31/02       $478,750      12/31/02
                                Royal Indemnity Co.           11.5 Million    R2HD325112     12/31/02        $50,000      12/31/02
Boiler & Machinery              Hartford Steam Boiler         $10 Million     FBP4914359     12/31/02        $20,248      12/31/02
Transit                         Fireman's Fund Insurance Co   $1 Million     OIMXI97600751   12/31/02        $10,000      12/31/02
General Liability               Ace American Ins Co           $5 Million     XSLG2057804A    12/31/02       $250,000      12/31/02
Tenants Liability - AOS         Pacific Employers Ins. Co.    $5 Million     HDOG20578129    12/31/02   Incl. In GL       12/31/02
Tenants Liability-First Union   Pacific Employers Ins. Co.    $5 Million     HODG20578087    12/31/02   Incl. In GL       12/31/02
TN-Work Comp Assigned Rsk       Continental Casualty Co       Statutory    6S59UB878X943102  06/01/03         $3,989      06/01/03
Auto                            Pacific Employers Ins Co      $1 Million     ISAH07969661    12/31/02        $43,572      12/31/02
Umbrella                        Westchester Fire              $25 Million      CUA151233     06/30/03       $280,400      06/30/03
International                   Ace American Ins Co           $1 Million       PHF051491     12/31/02         $2,500      12/31/02
Directors & Officers            Continental Insurance Co      $10 Million      300714943     12/31/02       $514,286      12/31/02
                                Federal Insurance Co          $10 Million     81278902-A     12/31/02       $470,250      12/31/02
                                Royal Insurance Co            $10 Million      PSF000009     12/31/02       $470,250      12/31/02
Fiduciary                       National Union Fire Ins Co    $5 Million        8726812      12/31/02        $29,839      12/31/02



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: SEPTEMBER 30, 2002 THOUGH OCTOBER 27, 2002

3. BANK ACCOUNTS


TOTAL CASH AND CASH EQUIVALENTS

CORPORATE ACCOUNTS                                                                  1,194,986


CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                      7,625


OTHER DEPOSITORY ACCOUNTS
OTHER CASH ACCOUNTS                                                                     3,413


INVESTMENTS
SHORT TERM INVESTMENTS                                                             94,700,765

TOTAL CASH PER GENERAL LEDGER                                                    $ 95,906,789
                                                                                 ============




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: SEPTEMBER 30 THOUGH OCTOBER 27, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                                ACTUAL          ACTUAL          ACTUAL            ACTUAL         TOTAL

                                      Monday   09/30/02        10/07/02        10/14/02          10/21/02       09/30/02
                                      Sunday   10/06/02        10/13/02        10/20/02          10/27/02       10/27/02
                                               --------        --------        --------          --------       --------
Receipts:
   Sales receipts/Profit Sharing                $ --            $ --            $  --             $--           $  --
   Miscellaneous receipts                        4,061           1,016              101              34           5,212
   Real Estate Proceeds/Settlement                  74              57               96              46             273
   Expense reiumbursements                        --              --               --              --              --
                                                ------          ------          -------           -----         -------
Total available collections                      4,135           1,073              197              80         $ 5,485


Disbursements:
   All disbursements                             3,849             789            3,947             346           8,931
                                                ------          ------          -------           -----         -------
Total disbursements                              3,849             789            3,947             346           8,931
                                                ------          ------          -------           -----         -------

Net receipts/(disbursements)                    $  286          $  284          $(3,750)          $(266)        $(3,446)
                                                ======          ======          =======           =====         =======










Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: SEPTEMBER 30 THOUGH OCTOBER 27, 2002

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                                   Actual
                                                  10/27/02
                                                  --------
Ending total revolver balance                      $  --
Term loan                                             --
Standby letters of credit                           4,805
Trade letters of credit                               --
                                                   ------
Total extensions of credit                          4,805

Borrowing base                                        --
                                                   ------

Availability                                       $  --
                                                   ======



(1) As of 4/16/02, The Standby Letters of Credit were fully cash collateralized




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: SEPTEMBER 30, 2002 THROUGH OCTOBER 27, 2002


4.  Payments to Professionals September 30, 2002 through October 27, 2002


      Vendor #                     Vendor Name                            Check Amt.       Check Date       Check #
--------------------------------------------------------------------------------------------------------------------
        95913         Locke, Reynolds, Boyd and Weisell                  $    453.21        10/02/02        70001736
        44013         McCarter and English                               $    312.66        10/07/02        70001744
        99329         Aegis Property Tax  Specialists                    $  2,036.92        10/08/02        70001818
        57117         Deloitte and Touche                                $ 20,000.00        10/08/02        70001822
        99444         Sitrick and Company, Inc.                          $    383.00        10/15/02        B0027442
       103439         E & Y Restructuring, LLC                           $ 25,285.00        10/15/02        B0027444
        71217         Bass, Berry and Sims                               $ 94,860.12        10/15/02        B0027445
        98378         Skadden, Arps, Slate, Meagher and Flom             $391,927.00        10/15/02        B0027447
        99459         Robert L. Berger and Associates                    $ 13,164.26        10/17/02        B0027457
        48779         Loss, Pavone and Orel                              $     56.50        10/23/02        70001907
        48779         Loss, Pavone and Orel                              $  1,559.50        10/24/02        70001909
        99454         Harwell, Howard, Hyne, Gabbert and Manner, PC      $  1,677.02        10/25/02        B0027443
        98378         Skadden, Arps, Slate, Meagher and Flom             $248,052.00        10/25/02        B0027448
        99391         Otter, Steindler, Houston and Rosen, PC            $ 46,405.08        10/25/02        B0027449





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                October 27,
                                                                   2002
                                                                -----------
ASSETS
Current Assets:
     Cash and cash equivalents                                    $ 95,907
     Accounts receivable                                             6,244
     Inventories                                                         0
     Prepaid Expenses                                                  426
                                                                  --------
     TOTAL CURRENT ASSETS                                          102,577
                                                                  --------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                  36,924
     Capitalized leases, net of accumulated amortization              --
                                                                  --------
                       TOTAL PROPERTY AND EQUIPMENT                 36,924
                                                                  --------


     Other assets and deferred charges                              16,119
                                                                  --------

     TOTAL ASSETS                                                 $155,620
                                                                  ========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:

     Notes payable to banks                                       $   --
     Accounts payable                                               11,840
     Accrued expenses                                               31,520
     State & Local tax                                                 365
     Current maturities capitalized leases                            --
                                                                  --------

     TOTAL CURRENT LIABILITIES                                      43,725
                                                                  --------





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


Long-Term Liabilities:
     Long-term debt                                                     --
     Capitalized lease obligations                                      --
Liabilities Subject To Compromise:
     Accrued restructuring costs                                      42,067
     Capitalized lease obligations                                      --
     Long-term debt                                                  314,562
     Accounts payable                                                219,575
     Accrued expenses                                                107,486
                                                                   ---------
     Total Liabilities Subject To Compromise                         683,690

     TOTAL LIABILITIES                                               727,415
                                                                   ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY

     Common stock                                                     49,936
     Additional paid-in-capital                                        5,881
     Deferred compensation                                              --
     Accumulated other comprehensive loss                               --
     Retained (deficit) earnings                                    (627,612)
                                                                   ---------
                   TOTAL SHAREHOLDERS' (DEFICIT) EQUITY             (571,795)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY          $ 155,620
                                                                   =========





Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: SEPTEMBER 30, 2002 THROUGH OCTOBER 27, 2002

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: OCTOBER 27, 2002
FORM OPR-3 NOT APPLICABLE





























Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. Al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: SEPTEMBER 29,2002 THROUGH OCTOBER 27, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended: 10/27/2002
FORM OPR-4

                                                       Total
                                                     --------
Trade Accounts Payable (Merchandise)                 $ 11,840




                                                       Total
                                                     --------
Expense & other payables                             $ 31,520









Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 26, 2002 THROUGH SEPTEMBER 29, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)


                                                              Date          Date           Total
                   TAXES PAYABLE                            Incurred         Due            Due
                                                         -------------------------------------------

Federal income tax                                   **     Various        Various                --

State income tax                                            Various        Various     $        (188)
                                                                                       -------------

                                          SUBTOTAL                                     $        (188)
                                                                                       -------------


Sales/use tax                             SUBTOTAL   *      Various        Various     $         565
                                                                                       -------------


Personal property tax                                *      Various        Various     $         439

Real estate taxes                                    *      Various        Various     $       5,234

Inventory taxes                                      *      Various        Various                --

Gross receipts/bus licenses                          *      Various        Various     $           4

Franchise taxes                                      *      Various        Various     $         611
                                                                                       -------------

                                           SUBTOTAL                                    $       6,288
                                                                                       -------------


                                                                                       -------------
TOTAL TAXES PAYABLE                                                                    $       6,665
                                                                                       =============

*   liability included in accrued expenses on OPR-2
**  tax reserve

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: SEPTEMBER 30 THOUGH OCTOBER 27, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

(DOLLARS IN THOUSANDS)

                                                           DATE                                  TOTAL DUE
                                                         INCURRED           DATE DUE        (10/27/02 BALANCE)
                                                     -----------------------------------------------------------
POST PETITION SECURED DEBT
          Revolver borrowings                            04/14/00              NA                 $ --
          Facility standby letters of credit             04/14/00              NA                  4,805
          Facility trade letters of credit               04/14/00              NA                   --
          Term loans                                     04/14/00              NA                   --
                                                                                                  ------
TOTAL EXTENSIONS OF CREDIT                                                                        $4,805
                                                                                                  ======


ACCRUED INTEREST PAYABLE                                                                          $ --
                                                                                                  ======

     As of 4/16/02, The Standby Letters of Credit were fully cash collateralized












Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                     ACTIVITY
                                                                                 DECEMBER 31, 2001
                                                                                      THROUGH
                                                                                  AUGUST 25, 2002
                                                                                 -----------------
Net Sales                                                                              $  11


Costs of merchandise sold and buying and occupancy expense                               106
                                                                                       -----

Gross margin after cost of merchandise sold and buying and occupancy expenses            (95)

Selling, General and Administrative Expenses:
     Net Employment Expense                                                              282
     Net Advertising                                                                     --
     Banking and Other Fees                                                             (132)
     Real Estate and Other Taxes                                                           0
     Supplies                                                                              1
     Communication and Equipment                                                           6
     Travel                                                                                1
     UCC and Other Services                                                                0
     Legal and Professional                                                               13
     Sales and Shipping                                                                  --
     Insurance                                                                           --
     Miscellaneous                                                                      (245)
     Credit Card Services                                                                --
                                                                                       -----
Total Selling, General and Administrative Expenses                                       (74)



Other expense/(income), net                                                              --




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

Restructuring charge (credit)                                                            --

Depreciation and amortization                                                            --
                                                                                       -----

Earnings (loss) before interest, reorganization items, and income tax                    (21)

Interest expense - debt                                                                  --
Interest expense - capitalized leases                                                    --
                                                                                       -----

Earnings (loss) before reorganization items, and income tax                              (21)

Reorganization Items:

     Legal and Professional                                                               61
     (Gain) on Disposal of Assets                                                        --
     Miscellaneous                                                                       111
     Close Store Charges                                                                 617
                                                                                       -----
     Total Reorganization Items                                                          789

Earnings (loss) before income tax                                                       (810)
     Income tax benefit                                                                  --
     Cumulative Effect of Change in Accounting Principles                                --
                                                                                       -----

Net earnings (loss)                                                                    $(810)
                                                                                       =====




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.